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                                                                     EXHIBIT 11

                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated January 13, 1998, and to all references to our Firm included in or made a part of this Registration Statement on Form N-1A of Mathers Fund, Inc.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Chicago, Illinois
February 24, 1998